MICHAEL A. KNOX, CPA, P.A.

Michael A. Knox, CPA, CVA
701 South Howard Ave., Suite 203
Tampa, FL 33606

813.690.0522
813.258.2880 Fax
michaelknoxcpa@aol.com


        January 10, 2005

        Ron Heinerman
        105 N. Falkenburg Rd.
        Suite B
        Resolve Staffing, Inc.

        Tampa, FL


        Effective immediately I hereby resign as Chief Financial Officer of Resolve Staffing, Inc.

        Sincerely,

        /s/ Michael A. Knox

        Michael A. Knox


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